Exhibit (j)

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” ” and “Financial Statements” in the Statement of Additional Information, each dated May 1, 2025, and each included in this Post-Effective Amendment No. 101 to the Registration Statement (Form N-1A, File No. 333-184477) of Stone Ridge Trust (the “Registration Statement”).

We also consent to the incorporation by reference of our report dated February 28, 2025, with respect to the financial statements and financial highlights of LifeX 2048 Inflation-Protected Longevity Income ETF, LifeX 2048 Longevity Income ETF, LifeX 2049 Inflation-Protected Longevity Income ETF, LifeX 2049 Longevity Income ETF, LifeX 2050 Inflation-Protected Longevity Income ETF, LifeX 2050 Longevity Income ETF, LifeX 2051 Inflation-Protected Longevity Income ETF, LifeX 2051 Longevity Income ETF, LifeX 2052 Inflation-Protected Longevity Income ETF, LifeX 2052 Longevity Income ETF, LifeX 2053 Inflation-Protected Longevity Income ETF, LifeX 2053 Longevity Income ETF, LifeX 2054 Inflation-Protected Longevity Income ETF, LifeX 2054 Longevity Income ETF, LifeX 2055 Inflation-Protected Longevity Income ETF, LifeX 2055 Longevity Income ETF, LifeX 2056 Inflation-Protected Longevity Income ETF, LifeX 2056 Longevity Income ETF, LifeX 2057 Inflation-Protected Longevity Income ETF, LifeX 2057 Longevity Income ETF, LifeX 2058 Inflation-Protected Longevity Income ETF, LifeX 2058 Longevity Income ETF, LifeX 2059 Inflation-Protected Longevity Income ETF, LifeX 2059 Longevity Income ETF, LifeX 2060 Inflation-Protected Longevity Income ETF, LifeX 2060 Longevity Income ETF, LifeX 2061 Inflation-Protected Longevity Income ETF, LifeX 2061 Longevity Income ETF, LifeX 2062 Inflation-Protected Longevity Income ETF, LifeX 2062 Longevity Income ETF, LifeX 2063 Inflation-Protected Longevity Income ETF, and LifeX 2063 Longevity Income ETF of the funds constituting Stone Ridge Trust included in the Annual Report (Form N-CSR) for the year ended December 31, 2024, into this Registration Statement, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Minneapolis, Minnesota

April 29, 2025